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                                                               EXHIBIT 10.176

                                                               EXECUTION VERSION

                  FIRST AMENDED AND RESTATED SECURITY AGREEMENT

          This First Amended and Restated Security Agreement is made and entered into as of the 25th day of January, 2006, between the POKAGON BAND OF POTAWATOMI INDIANS, a federally recognized Indian Tribe, with tribal offices located at 58620 Sink Road, Dowagiac, Michigan 49047 ("DEBTOR") and Great Lakes Gaming of Michigan, LLC, a Minnesota limited liability company whose business office is located 130 Cheshire Lane, Minnetonka, Minnesota 55305 ("SECURED PARTY").

                                    RECITALS

     WHEREAS, the Debtor has the inherent power to conduct and regulate gaming on its lands, subject only to the restrictions imposed by the Indian Gaming Regulatory Act of 1988, Public Law 100-497 ("IGRA"); and

     WHEREAS, in accordance with IGRA, the Debtor has entered into a Tribal-State Compact for the Conduct of Class III Gaming within the State of Michigan; and

     WHEREAS, the Debtor intends to operate a gaming facility in New Buffalo, Michigan (the "Casino") on lands the U.S. Department of the Interior has taken or will take into trust; and

     WHEREAS, the Debtor and Lakes Entertainment, Inc., f/k/a Lakes Gaming, Inc. ("Lakes") previously entered into a Development Agreement dated as of July 8, 1999, (as assigned by Lakes to Great Lakes pursuant to that certain Assignment and Assumption Agreement dated October 16, 2000, by and among the Debtor, Great Lakes and Lakes,_and amended by a Second Amended and Restated Assignment and Assumption Agreement of even date hereof ("Assignment Agreement)); and as amended and restated by that certain First Amended and Restated Development Agreement dated October 16, 2000 by and between the Debtor and Great Lakes, and as amended and restated by that certain Second Amended and Restated Development Agreement dated as of December 22, 2004 by and between the Debtor and Great Lakes, and as further simultaneously amended and restated by that certain Third Amended and Restated Development Agreement of even or near date hereof by and between the Debtor and Great Lakes (collectively, and as heretofore amended and together with all further modifications, renewals, consolidations, restatements, amendments and extensions thereof, the "Development Agreement"), pursuant to which Great Lakes has agreed to, among other things, make certain loans to the Debtor in connection with the development, construction and equipping of the Casino and certain related amenities; and

     WHEREAS, the Debtor and Lakes previously entered into a Management Agreement dated as of July 8, 1999, as assigned by Lakes to Great Lakes pursuant to the Assignment Agreement, and as amended and restated by that certain First Amended and Restated Management Agreement dated October 16, 2000 by and between the Debtor and Great Lakes,

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and as amended and restated by that certain Second Amended and Restated
Management Agreement dated as of December 22, 2004, by and between the Debtor and Great Lakes, and as further simultaneously amended and restated by that certain Third Amended and Restated Management Agreement of even or near date hereof by and between the Debtor and Great Lakes (collectively, and as heretofore amended and together with all further modifications, renewals, consolidations, restatements, amendments and extensions thereof, the "Management Agreement"), pursuant to which the Debtor and Great Lakes have agreed that Great Lakes shall manage the Casino and certain related amenities as more specifically set forth therein; and

     WHEREAS, pursuant to the Development Agreement and the Management Agreement, Secured Party will, among other things, advance funds to Debtor.

     WHEREAS, as a material inducement to Secured Party to enter into the Development Agreement and the Management Agreement, the Debtor has agreed to execute this Security Agreement in favor of Secured Party and to grant a security interest to Secured Party in all of its right, title and interest in the property described herein.

                                    AGREEMENT

          Now therefore, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereto agree as follows:

          1. Defined Terms. Unless the context otherwise requires, capitalized terms not defined herein have the meaning ascribed to them in the Development Agreement or the Management Agreement, as applicable.

          2. Creation of Security Interest. The Debtor hereby assigns, pledges and grants to Secured Party a security interest in the Debtor's right, title and interest in and to the collateral described in Section 3 below (the "COLLATERAL") in each case whether now owned or hereafter acquired by Debtor in order to secure the payment and performance of the obligations of Debtor to Secured Party described in Section 4 herein below. On the date of execution of this Agreement, Debtor shall cause to be authorized and delivered to Secured
Party: (a) such financing statements and similar documents necessary to perfect the security interest granted to Secured Party pursuant to this Agreement (the "Financing Statements"), and (b) a legal opinion in form and substances reasonably acceptable to Secured Party, opining as to the due authorization, execution and delivery of this Agreement and the Financing Statements by Debtor, together with opinions as to Debtor's sovereign immunity waiver and non-contravention with laws and agreements.

          Secured Party agrees to subordinate its security interest in the Collateral and its rights hereunder as required under the terms of the Development Agreement.

          3. Collateral. The Collateral under this Security Agreement includes all of the following assets (collectively all of the following property and similar or after-acquired property under this Section 3 being hereinafter referred to as "COLLATERAL"):


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     all goods, furniture, furnishings and equipment required for or related to the operation of the Enterprise, including, without limitation:

          (i) cashier, money sorting and money counting equipment, surveillance and communication equipment, and security equipment;

          (ii) slot machines, video games of chance, table games, keno equipment and other gaming equipment;

          (iii) office furnishings and equipment;

          (iv) specialized equipment necessary for the operation of any portion of the Enterprise for accessory purposes, including equipment for kitchens, laundries, dry cleaning, cocktail lounges, restaurants, public rooms, commercial and parking spaces, and recreational facilities; and

          (v) hotel equipment (to the extent a hotel is included in the Enterprise);

          (vi) all other furnishings and equipment hereafter located and installed in or about the Facility or the Gaming Site which are used in the operation of the Enterprise;

     each of the foregoing whether now owned or hereafter at any time acquired by Debtor and wherever located, and including all replacements, additions, parts, appurtenances, accessions, substitutions, repairs, and proceeds relating thereto or therefrom, and all documents, records, ledger sheets and files of Debtor relating thereto (provided that Debtor shall retain all originals, and Secured Party's rights as to this Collateral extend only to making copies); together further with all proceeds of any such Collateral, including, without limitation (i) whatever is now or hereafter receivable or received by Debtor upon the sale, exchange, collection or other disposition of any item of Collateral, whether voluntary or involuntary, whether such proceeds constitute equipment, intangibles, or other assets;
     (ii) any such items which are now or hereafter acquired by Debtor with any proceeds of Collateral hereunder; and (iii) any insurance proceeds or any payments under any indemnity, warranty or guaranty now or hereafter payable by reason of loss or damage or otherwise with respect to any item of Collateral or any proceeds thereof.

          4. Secured Obligations of Debtor. The Collateral secures and shall hereafter secure: (i) all amounts owing by the Debtor to the Secured Party with respect to the Lakes Development Note, the Lakes Facility Note, the Non-Gaming Land Acquisition Line of Credit, the Transition Loan Note, the Minimum Payments Note, the Lakes Working Capital Advance Note and any other Transaction Documents (as each of such terms are defined in the Development Agreement) and the Management Fee (as such term is defined in the Management Agreement), together with any costs, expenses or other amounts hereafter owing by the Debtor to the Secured Party pursuant to the terms of this Agreement, the Development Agreement, the Management Agreement or any other Transaction Documents, each of the foregoing, whether now existing or hereafter incurred or arising, and, without limiting the generality of the


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foregoing; (ii) any and all sums advanced by Secured Party in order to preserve the Collateral or preserve Secured Party's security interest in the Collateral (or the priority thereof) and (iii) after and during the continuance of an Event of Default, the expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of Debtor referred to above, or of any exercise by Secured Party of its rights hereunder, together with reasonable attorneys' fees and disbursements and court costs (collectively, the "SECURED OBLIGATIONS"); PROVIDED HOWEVER, Secured Party agrees to terminate this Security Agreement upon request if Debtor has satisfied the following conditions: (a) all Secured Obligations have been repaid in full to Secured Party and (b) the Transaction Documents have been terminated in accordance with their terms.

          5. Debtor's Representations and Warranties. The Debtor represents and warrants that:

               (a) the Debtor is (or, to the extent that the Collateral is acquired after the date hereof, will be) the sole legal and beneficial owner of its respective Collateral and has exclusive possession and control thereof; there are no security interests in, liens, charges or encumbrances on, or adverse claims of title to, or any other interest whatsoever in, such Collateral or any portion thereof except such liens that are created by this Security Agreement or as permitted by Section 9.2 of the Development Agreement and
Section 10.6 of the Management Agreement (collectively, "PERMITTED LIENS"); and that no financing statement, notice of lien, mortgage, deed of trust or instrument similar in effect covering the Collateral or any portion thereof or any proceeds thereof ("LIEN NOTICE") exists or is on file in any public office, except as relates to Permitted Liens and except as may have been filed in favor of Secured Party relating to this Security Agreement or related agreements, or for which duly executed termination statements have been delivered to Secured Party for filing;

               (b) the Debtor has full right, power and authority to execute, deliver and perform this Security Agreement and the same constitutes a legally valid and binding obligation of the Debtor, enforceable against the Debtor in accordance with its terms subject to any limitations set forth in the Resolution of Limited Waiver attached to the Management Agreement. Subject to the completion of the items identified in Section 4(c) below, the provisions of this Security Agreement are effective to create in favor of Secured Party a valid and enforceable perfected security interest in the Collateral;

               (c) except for the filing or recording of the financing statements and (prior to transfer of the Gaming Site into trust) fixture filings that are to be filed in connection with this Security Agreement and compliance with applicable Minnesota law as to creation and perfection of security interests, and after adoption by Borrower of a commercial code governing secured transactions, compliance with the applicable filing and other provisions of such code, no authorization, approval or other action by, no notice to or registration or filing with, any person or entity, including without limitation, any creditor of Debtor or any governmental authority or regulatory body is required, except as may be agreed to by Debtor and Secured Party: (i) for the grant by the Debtor of the security interest in the Collateral pursuant to this Security Agreement or for the execution, delivery or performance of this Security Agreement by the Debtor, (ii) for the perfection or maintenance of such security interest created hereby, or the exercise by Secured


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Party of the rights and remedies provided for in this Security Agreement (other than any required governmental consent or filing with respect to any patents, trademarks, copyrights, governmental claims, tax refunds, licenses or permits, compliance with the Johnson Act, 15U.S.C. Sections 1171 et seq. and other laws applicable to the possession, transportation, use and sale of gaming equipment, and the exercise of remedies requiring prior court approval), or (iii) for the enforceability of such security interest against third parties, including, without limitation, judgment lien creditors;

               (d) Debtor does not do business, and for the previous five years has not done business, under any fictitious business names or trade names;

               (e) the Collateral has not been and will not be used or bought by Debtor for personal, family or household purposes;

               (f) the Debtor's chief executive office is located at the address referenced as the first page of this Agreement, Debtor has no places of business other than such address and the Collateral is now and will at all times hereafter be located at Debtor's places of business or as Debtor may otherwise notify Secured Party in writing;

               (g) Intentionally omitted;

               (h) Debtor has not purchased any Collateral, other than for cash, within twenty-one (21) days prior to the date hereof;

               (i) Intentionally omitted; and

               (j) none of the execution, delivery and performance of this Security Agreement by Debtor, the consummation of the transactions herein contemplated, the fulfillment of the terms hereof or the exercise by Secured Party of any rights or remedies hereunder will constitute or result in a breach of any of the terms or provisions of, or constitute a default under, or constitute an event which with notice or lapse of time or both will result in a breach of or constitute a default under, any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor is a party, conflict with or require approval, authorization, notice or consent under any law, order, rule, regulation, license or permit applicable to Debtor of any court or any federal or state government, regulatory body or administrative agency, other than compliance with the Johnson Act, 15 U.S.C. Sections 1171 et seq. and other laws applicable to the possession, transportation, use and sale of gaming equipment, or any other governmental body having jurisdiction over Debtor or its properties, or require notice, consent, approval or authorization by or registration or filing with any person or entity (including, without limitation, any stockholder or creditor of Debtor) other than any notices to Debtor from Secured Party required hereunder except as may be agreed to by Debtor and Secured Party. Except for the Permitted Liens, none of the Collateral is subject to any agreement, indenture, mortgage, deed of trust, equipment lease, instrument or other document to which Debtor is a party which may restrict or inhibit Secured Party's rights or ability to sell or dispose of the Collateral or any part thereof after the occurrence of an Event of Default (as defined herein).


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          6. Covenants of Debtor. The Debtor covenants and agrees as follows
(provided that, so long as the Management Agreement remains in effect, no violation of any covenant caused by the failure of Secured Party to perform its express or implied obligations under the Management Agreement shall be an Event of Default hereunder):

               (a) Debtor will not move or permit to be moved the Collateral or any portion thereof to any location other than that set forth in Section 5(f) hereof, the Gaming Site or locations established in compliance with Section 6(b) hereof without the prior written consent of the Secured Party and the prior filing of a financing statement with the proper office and in the proper form to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing;

               (b) Debtor will not voluntarily or involuntarily change its name, identity, corporate structure, or location of its chief executive office or any of its other places of business, unless in any such case: (i) Debtor shall have first received the prior written consent of Secured Party, (ii) Debtor shall have executed and caused to be filed financing statements with the proper offices and in the proper form to perfect or continue the perfection (without loss of priority) of the security interests created herein, which filing shall be satisfactory in form, substance and location to Secured Party prior to such filing, and (iii) Debtor shall have delivered to Secured Party any other documents required by Secured Party in a form and substance satisfactory to Secured Party;

               (c) Intentionally Omitted;

               (d) Debtor will promptly, and in no event later than 21 days after a request by Secured Party, procure or execute and deliver all further instruments and documents (including, without limitation, notices, financing statements, mortgagee waivers, landlord disclaimers and subordination agreements), that are consistent with the terms of the Management Agreement and the Development Agreement and any applicable subordination agreements and that are reasonably necessary or appropriate to and take any other actions which are reasonably necessary to perfect or to continue the perfection, priority and enforceability of Secured Party's security interests in the Collateral, to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral, to protect the Collateral against the rights, claims or interests of third persons, or to effect or to assure further the purposes' and provisions of this Security Agreement, and will after and during the continuance of an Event of Default pay all reasonable costs incurred in connection therewith. Without limiting the generality of the foregoing, Debtor will: (i) mark conspicuously each item of chattel paper and each other contract included in the Collateral with a legend, in form and substance satisfactory to Secured Party, indicating that such chattel paper and other contracts are subject to the security interests granted hereby; (ii) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices as may be necessary or desirable, which Secured Party may reasonably request in order to perfect and preserve the perfection and priority of the security interests granted or purported to be granted hereby; (iii) if any Collateral shall be evidenced by a promissory note or other instrument or chattel paper (other than checks received by any Debtor in the ordinary course of business), deliver and pledge to Secured Party such note or instrument or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or


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assignment, all in form and substance reasonably satisfactory to Secured Party;
(iv) if any Collateral is at any time in the possession or control of any warehouseman, bailee, consignee or any of Debtor's agents or processors, Debtor shall notify such warehouseman, bailee, consignee, agent or processor of the security interests created or purported to be created hereby, shall cause such warehouseman, bailee, consignee, agent or processor to execute any financing statements or other documents which Secured Party may reasonably request to perfect Secured Party's security interest in such collateral, and, upon the request of Secured Party after the occurrence and during the continuation of an Event of Default, shall instruct such person to hold all such Collateral for Secured Party's account subject to Secured Party's instructions; (v) deliver and pledge to Secured Party all securities and instruments (other than checks received by Debtor in the ordinary course of business) constituting Collateral duly endorsed and accompanied by duly executed instruments of transfer or assignments, all in form and substance satisfactory to Secured Party; and (vi) at the request of Secured Party, deliver to Secured Party any and all certificates of title, applications for title or similar evidence of ownership of all Collateral and shall cause Secured Party to be named as lienholder on any such certificate of title or other evidence of ownership;

               (e) without the prior written consent of Secured Party, Debtor will not in any way encumber, or hypothecate, or create or permit to exist, any lien, security interest, charge or encumbrance or adverse claim upon or other interest in the Collateral, except for Permitted Liens, and the Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein, except as expressly provided herein. Debtor will not permit any Lien Notices to exist or be on file in any public office with respect to all or any portion of the Collateral except, in each case, for Lien Notices of holders of Permitted Liens or encumbrances permitted by the Development Agreement and Management Agreement or except as may have been filed by or for the benefit of Secured Party relating to this Security Agreement or related agreements. Debtor shall promptly notify Secured Party of any attachment or other legal process levied against any of the Collateral;

               (f) without the prior written consent of Secured Party or as otherwise permitted by the Development Agreement or the Management Agreement, Debtor will not sell, transfer, assign (by operation of law or otherwise), exchange or otherwise dispose of all or any portion of the Collateral or any interest therein, except that the Debtor may sell worn-out or obsolete equipment provided that the proceeds thereof are applied to the Secured Obligations or used to purchase new collateral of equal or greater value and the Secured Party shall be granted a security interest therein of equal priority to the Collateral which it replaced. If the proceeds of any such prohibited sale are notes, instruments, documents of title, letters of credit or chattel paper, such proceeds shall be promptly delivered to Secured Party to be held as Collateral hereunder (with all necessary or appropriate endorsements). If the Collateral, or any part thereof or interest therein, is sold, transferred, assigned, exchanged, or otherwise disposed of in violation of these provisions, the security interest of Secured Party shall continue in such Collateral or part thereof notwithstanding such sale, transfer, assignment, exchange or other disposition, and Debtor will hold the proceeds thereof in a separate account for Secured Party's benefit. Debtor will, at Secured Party's request, transfer such proceeds to Secured Party in kind;

               (g) Secured Party is hereby authorized to file one or more financing statements or fixture filings, and continuations thereof and amendments thereto, relative to all or any part of the Collateral, without the signature of Debtor where permitted by law;


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               (h) Except as expressly permitted by the Development Agreement and Management Agreement, Debtor will not enter into any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement, except for the Development Agreement and Management Agreement and any documents, instruments or agreements related thereto or issue any securities which may materially restrict or inhibit Secured Party's rights or ability to sell or otherwise dispose of the Collateral or any part thereof after the occurrence of an Event of Default;

               (i) The Debtor shall cause to be maintained, insurance with respect to the Enterprise and Collateral as required by the Development Agreement and Management Agreement and naming Secured Party as an additional insured, loss payee and mortgagee, if applicable. Upon request, the Debtor shall provide to the Secured Party certificates of insurance or copies of insurance policies evidencing that such insurance satisfying the requirements of such Development Agreement and Management Agreement is in effect at all times;

               (j) Except as expressly permitted by the Development Agreement and Management Agreement, the Debtor will pay and discharge all taxes, assessments and governmental charges or levies against the Collateral prior to delinquency thereof and will keep the Collateral free of all unpaid claims and charges (including claims for labor, materials and supplies) whatsoever;

               (k) Debtor will keep and maintain the Collateral in good condition, working order and repair and from time to time will make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable toward such end. Debtor will not misuse or abuse the Collateral, or waste or allow it to deteriorate except for the ordinary wear and tear of its normal and expected use in Debtor's business in accordance with Debtor's policies as then in effect (provided that no changes are made to Debtor's policies as in effect on the date hereof that would be materially adverse to the interests of the Secured Party), and will comply with all laws, statutes and regulations pertaining to the use or ownership of the Collateral. Debtor will promptly notify Secured Party regarding any material loss or damage to any material Collateral or portion thereof;

               (l) The Debtor will take all actions consistent with reasonable business judgment or, upon the occurrence of an Event of Default, directed by Secured Party in Secured Party's reasonable discretion, to create, preserve and enforce any liens or guaranties available to secure or guaranty payments due Debtor under any contracts or other agreements with third parties, will not voluntarily permit any such payments to become more than thirty (30) days delinquent and will in a timely manner record and assign to Secured Party, to the extent and at the earliest time permitted by law, any such liens and rights to under such guaranties;

               (m) Intentionally omitted;

               (n) Intentionally omitted;

               (o) Secured Party shall have during normal business hours, with reasonable notice, the right to enter into and upon any premises where any of the Collateral or records with respect thereto are located for the purpose of inspecting the same, performing any


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audit, making copies of records, observing the use of any part of the
Collateral, or otherwise protecting its security interest in the Collateral;

               (p) Secured Party shall have the right at any time, but shall not be obligated, to make any payments and do any other acts Secured Party may reasonably deem necessary or desirable to protect its security interest in the Collateral, including, without limitation, that after and during the continuance of an Event of Default, the right to pay, purchase, contest or compromise any encumbrance, charge or lien (excluding any Permitted Liens) applicable or purported to be applicable to any Collateral hereunder, and whether prior to or after the occurrence of any Event of Default, appear in and defend any action or proceeding purporting to affect its security interest in and/or the value of any Collateral, and in exercising any such powers or authority, the right to pay all expenses incurred in connection therewith, including attorneys' fees. Debtor hereby agrees that it shall be bound by any such payment made or incurred or act taken by Secured Party hereunder after and during the continuance of an Event of Default, and shall reimburse Secured Party for all reasonable payments made and expenses incurred under this Security Agreement after and during the continuance of an Event of Default, which amounts shall be secured under this Security Agreement. Secured Party shall have no obligation to make any of the foregoing payments or perform any of the foregoing acts;

               (q) if any Debtor shall become entitled to receive or shall receive any certificate, instrument, option or rights, whether as an addition to, in substitution of, or in exchange for any or all of the Collateral or any part thereof, or otherwise, Debtor shall accept any such instruments as Secured Party's agent, shall hold them in trust for Secured Party, and shall deliver them forthwith to Secured Party in the exact form received, with Debtor's endorsement when necessary or appropriate, or accompanied by duly executed instruments of transfer or assignment in blank or, if requested by Secured Party, an additional pledge agreement or security agreement executed and delivered by Debtor, all in form and substance reasonably satisfactory to Secured Party, to be held by Secured Party, subject to the terms hereof, as additional Collateral to secure the obligations hereunder;

               (r) Secured Party is hereby authorized to pay all reasonable costs and expenses incurred in the exercise or enforcement of its rights hereunder, including attorneys' fees, and after an Event of Default to apply any Collateral or proceeds thereof against such amounts, and then to credit or use any further proceeds of the Collateral in accordance herewith; provided however that if the Debtor is the prevailing party in any action or proceeding seeking enforcement of this Agreement, then the Debtor shall not be and Secured Party shall be responsible for such related costs and expenses, and Debtor shall not be responsible for costs, fees and expenses of Secured Party prior to or after a cure of an Event of Default; and

               (s) Secured Party may take any actions permitted hereunder or in connection with the Collateral by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of counsel concerning all such matters.

          7. Defaults and Remedies

          7.1 Events of Default. Each of the following occurrences shall constitute an Event of Default:


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          (a) Except as provided in Section 6, any material representation or warranty made by or on behalf of the Debtor herein or in any report, certificate or other document furnished by or on behalf of the Debtor pursuant to this Agreement shall prove to be false or misleading in any material respect when made.

          (b) Except as provided in Section 6, the Debtor shall default in the due observance or performance of any of its material obligations hereunder and such default shall continue for thirty (30) days (unless a shorter or longer cure period is provided under the terms of this Agreement) after written notice thereof has been sent to the Debtor by Secured Party; provided, however, that if the nature of such default (but specifically excluding defaults curable by the payment of money) is such that it is not possible to cure such breach within thirty (30) days, such 30-day period shall be extended for so long as the Debtor shall be using diligent efforts to effect a cure thereof.

          (c) A Material Breach shall occur.

          7.2 Remedies. Upon the occurrence and continuation of an Event of Default hereunder, the Debtor expressly covenants and agrees that Secured Party may, at its option, in addition to other rights and remedies provided herein or otherwise available to it, without notice to or demand upon Debtor (except as otherwise required herein), but subject in all cases to the provisions of, and except as otherwise provided in, the Development Agreement and the Management Agreement, exercise any one or more of the rights as set forth as follows:

               (a) declare all advances made by Secured Party to Debtor hereunder, all other indebtedness owed by Debtor to Secured Party and all Secured Obligations to be immediately due and payable, whereupon all unpaid principal and interest on said advances and other indebtedness and Secured Obligations shall become and be immediately due and payable;

               (b) subject to any limitations set forth in the Development Agreement, Secured Party may immediately take possession of any of the Collateral wherever it may be found or require the Debtor to assemble the Collateral or any part thereof and make it available at one or more places as Secured Party may designate, and to deliver possession of the Collateral or any part thereof to Secured Party, who shall have full right to enter upon any or all of Debtor's places of business, premises and property to exercise Secured Party's rights hereunder; and without notice (except as specified below), sell the Collateral or any part thereof in one or more parcels at one or more public or private sales, at any of Secured Party's offices or elsewhere, at such time or times, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as shall be commercially reasonable and in accordance with applicable law. The Debtor acknowledges and agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' written notice to Debtor of the time and place of any public sale or of the date on or after which any private sale is to be made shall constitute reasonable notification. Any public sale shall be held at such time or times during ordinary business hours and at such place or places as Secured Party may fix in the notice of such sale. Notwithstanding the foregoing, Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may, without notice or publication, adjourn any public or private sale, or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale or, with respect to a private sale, after which such sale may take place,


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and any such sale may, without further notice, be made at the time and place to which it was so adjourned or, with respect to a private sale, after which such sale may take place. Each purchaser at any such sale shall hold the property sold free from any claim or right on the part of Debtor, and the Debtor hereby waives, to the full extent permitted by law, all rights of stay and/or appraisal which Debtor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Debtor also hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. The parties hereto agree that the notice provisions, method, manner and terms of any sale, transfer or disposition of any Collateral in compliance with the terms set forth herein or any other provision of this Security Agreement are commercially reasonable;

               (c) subject to any limitations provided in the Development Agreement, exercise any or all of the rights and remedies provided for by the Minnesota Uniform Commercial Code, the Tribal Commercial Code (after its adoption) or other applicable law, specifically including, without limitation, the right to recover attorneys' fees and other expenses incurred by Secured Party after and during the continuance of an Event of Default in the enforcement of this Security Agreement or in connection with the Debtor's redemption of the Collateral. Secured Party may exercise its rights under this Security Agreement independently of any other collateral or guaranty that Debtor may have granted or provided to Secured Party in order to secure payment and performance of the Secured Obligations, and Secured Party shall be under no obligation or duty to foreclose or levy upon any other collateral given by Debtor to secure any Secured Obligation or to proceed against any guarantor before enforcing its rights under this Security Agreement. The Debtor shall reimburse Secured Party upon demand for, or Secured Party may apply any proceeds of Collateral to, the reasonable costs and expenses (including attorneys' fees, transfer taxes and any other charges) incurred by Secured Party after and during the continuance of an Event of Default in connection with any sale, disposition, repair, replacement, alteration, addition, improvement or retention of any Collateral hereunder or the enforcement of this Agreement.

          8. Miscellaneous Provisions.

               (a) Notices. All notices, requests, approvals, consents and other communications required or permitted to be made hereunder shall, except as otherwise provided, be in writing and may be delivered personally or sent by telegram, telecopy, facsimile, telex, first class mail or overnight courier, postage prepaid, to the parties addressed as follows:

     To Debtor:             Pokagon Band of Potawatomi Indians
                            58620 Sink Road
                            Dowagiac, Michigan 49047
                            Attention: Chairman, Tribal Council

     With a Copy To:        Michael Phelan, General Counsel
                            Pokagon Band of Potawatomi Indians
                            P.O. Box 180
                            Dowagiac, MI 49047
                            and

                            Daniel Amory, Esq.
                            Drummond Woodsum & MacMahon
                            P.O. Box 9781
                            245 Commercial Street
                            Portland, Maine 04104-5081

     If to Secured Party:   Great Lakes Gaming of Michigan, LLC
                            130 Cheshire Lane
                            Minnetonka, MN 55305
                            Attention: Timothy J. Cope

     With a copy to:        Daniel R. Tenenbaum
                            Gray Plant Mooty
                            500 I.D.S. Center
                            80 So. 8th Street
                            Minneapolis, MN 55402-3796

Such notices, requests and other communications sent as provided hereinabove shall be effective when received by the addressee thereof, unless sent by registered or certified mail, postage prepaid, in which case they shall be effective exactly three (3) business days after being deposited in the United States mail. The parties hereto may change their addresses by giving notice thereof to the other parties hereto in conformity with this section.

               (b) Headings. The various headings in this Security Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Security Agreement or any provision hereof.

               (c) Amendments. This Security Agreement or any provision hereof may be changed, waived, or terminated only by a statement in writing signed by the party against which such change, waiver or termination is sought to be enforced, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               (d) No Waiver. No failure on the part of Secured Party to exercise, and no delay in exercising, and no course of dealing with respect to, any power, privilege or right under this Security Agreement or any related agreement shall operate as a waiver thereof nor shall any single or partial exercise by Secured Party of any power, privilege or right under this Security Agreement or any related agreement preclude any other or further exercise thereof or the exercise of any other power, privilege or right. The powers, privileges and rights in this Security Agreement are cumulative and are not exclusive of any other remedies provided by law. No waiver by Secured Party of any default hereunder shall be effective unless in writing, nor shall any waiver operate as a waiver of any other default or of the same default on a future occasion.

               (e) Binding Agreement. All rights of Secured Party hereunder shall


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

inure to the benefit of its successors and assigns. Subject to the terms of the Development Agreement and Management Agreement, Debtor shall not assign any of its interest under this Security Agreement without the prior written consent of Secured Party. Any purported assignment inconsistent with this provision shall, at the option of Secured Party, be null and void.

               (f) Entire Agreement. This Security Agreement, together with any other agreement executed in connection herewith and the documents listed in
Section 15.17 of the Development Agreement, as each has been amended to date, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant to determine the meaning of this Security Agreement even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

               (g) Severability. If any provision or obligation of this Security Agreement should be found to be invalid, illegal, or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions and obligations or any other agreement executed in connection herewith, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby and shall nonetheless remain in full force and effect to the maximum extent permitted by law.

               (h) Survival of Provisions. All representations, warranties and covenants of Debtor contained herein shall survive the execution and delivery of this Security Agreement, and shall terminate only upon the termination of this Security Agreement pursuant to Subsection 8(k) hereof.

               (i) Power of Attorney. The Debtor hereby irrevocably appoints Secured Party its attorney-in-fact, which appointment is coupled with an interest, with full authority in the place and stead of Debtor and in the name of Debtor, Secured Party or otherwise, from time to time in Secured Party's discretion (a) to execute and file financing and continuation statements (and amendments thereto and modifications thereof) on behalf and in the name of the Debtor with respect to the security interests granted or purported to be granted hereby, (b) to take any action and to execute any instrument which Secured Party may deem necessary or advisable to exercise its rights under Section 6(r) hereunder, and (c) upon the occurrence and during the continuance of an Event of Default, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                    (i) to obtain and adjust insurance required to be paid to Secured Party pursuant hereto;

                    (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                    (iii) to receive, endorse and collect any drafts or other instruments, documents and chattel paper, in connection with clauses (i) and
(ii) above;

                    (iv) to sell, convey or otherwise transfer any item of Collateral to any purchaser thereof in accordance with Sections 7.2(b) and (c); and

                    (v) to file any claims or take any action or institute any proceedings which Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral.

               (j) Counterparts. This Security Agreement and any amendments, waivers, consents or supplements may be executed in any number of counterparts and by facsimile, each of which when so executed and delivered shall be deemed an original, but all of which shall together constitute one and the same agreement.

               (k) Termination of Agreement. Upon termination of this Security Agreement in accordance with Section 4 hereof, Secured Party shall reassign and redeliver to Debtor all of the Collateral hereunder which has not been sold, disposed of, retained or applied by Secured Party in accordance with the terms hereof, and execute and deliver to Debtor such documents as Debtor may reasonably request to evidence such termination. Such reassignment and redelivery shall be without warranty by or recourse to Secured Party, and shall (if an Event of Default has occurred and is continuing) be at the expense of Debtor; provided, however, that this Security Agreement (including all representations, warranties and covenants contained herein) shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Secured Party in respect of the indebtedness and obligations secured hereunder is rescinded or must otherwise be restored or returned by Secured Party upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Debtor or any other person or upon or in connection with the appointment of any intervenor or conservator of, or trustee or similar official for, Debtor or any other person or any substantial part of its assets, or otherwise, all as though such payments had not been made.

               (l) Sovereign Immunity Waiver; Arbitration; Submission to Jurisdiction; Limitation on Damages. This Agreement constitutes the Security Agreement as defined and referred to in the Development Agreement and the Management Agreement. As such and without limiting the scope of such agreements, the provisions of Article XIV of the Development Agreement and Article XIII of the Management Agreement apply to this Agreement and are hereby incorporated by reference, including, without limitation, the limited sovereign immunity waiver, limitations on recourse and arbitration provisions contained therein; except that the definition of "Limited Recourse" in the Development Agreement (and not in the Management Agreement) shall apply to this Agreement. This Agreement will be governed by the internal laws of the State of Minnesota (including the Minnesota Uniform Commercial Code as in effect from time to time, which Code shall apply without regard to any provision therein that would otherwise provide that such Code is inapplicable to the Band, whether based upon the fact that the Band is deemed to be a governmental body or otherwise) without giving effect to its conflict of laws principles except that, to the extent that Minnesota law shall not recognize the creation, perfection or fist priority of any security interest of the Secured Party on Collateral that is recognized under a commercial code adopted by Debtor as tribal law in accordance with Section

9.2.5(m) of the Development Agreement (the "Tribal UCC"), then such Tribal UCC shall apply. The parties hereto may not change the law governing this Agreement without express written consent of the Debtor and Secured Party.

               (m) Agreements Control. In the event of inconsistency between the Development Agreement or the Management Agreement and this Agreement, the Development Agreement or the Management Agreement shall control.

               (n) Amendment and Restatement. This First Amended and Restated Security Agreement amends and restates in its entirety a certain Security Agreement from Debtor to Secured Party dated December 22, 2004 (the "Prior Security Agreement"). The lien, assignment and security interest of the Prior Security Agreement is hereby reaffirmed, extended and carried forward by this Amended and Restated Security Agreement in full force and effect, to secure payment of the Secured Obligations. Nothing herein shall be construed to impair or discharge the Prior Security Agreement. To the extent of any conflict or inconsistency between the terms and provisions of (A) the Prior Security Agreement, on the one hand, and (B) this Amended and Restated Security Agreement, on the other hand, the latter shall control.

          IN WITNESS WHEREOF, the parties hereto have caused this First Amended and Restated Security Agreement to be duly executed and delivered under seal by their respective undersigned duly authorized officers as of the date first above written.

                                        DEBTOR:

                                        POKAGON BAND OF POTAWATOMI INDIANS


                                        By: /s/ John Miller
                                            ------------------------------------
                                        Name: John Miller
                                        Title: Tribal Chairman


                                        ATTEST:


                                        By: /s/ Daniel F. Rapp
                                            ------------------------------------
                                        Name: DANIEL F. RAPP
                                        Its: Secretary


                                        SECURED PARTY:

                                        GREAT LAKES GAMING OF MICHIGAN, LLC


                                        By: /s/ Timothy Cope
                                            ------------------------------------
                                        Name: Timothy Cope
                                        Title: President